UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 30, 2008
HANOVER CAPITAL MORTGAGE HOLDINGS, INC.
(Exact name of Registrant as Specified in its Charter)

Maryland (State or Other Jurisdiction of Incorporation)	001-13417 (Commission File Number)	13-3950486 (IRS Employer Identification No.)
200 Metroplex Drive, Suite 100, Edison, New Jersey 08817
(Address of Principal Executive Offices)
Registrant’s telephone number, including area code (732) 548-0101
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 — FINANCIAL INFORMATION
ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
On September 30, 2008, the Company announced it had entered into a definitive agreement to merge with a subsidiary of Walter Industries, Inc., and on October 1, 2008, the Company filed a Form 8-K regarding the merger.
At 11:00 AM ET on Wednesday, October 1, 2008, the Company held an investor conference call that was also broadcast live on the internet at www.investorcalendar.com. A copy of the transcript of the recorded live call is furnished as Exhibit 99.1.
The information furnished in this section of this Current Report on Form 8-K and in Exhibits 99.1 and 99.2 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended or otherwise subject to the liabilities of that section; nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.
99.1	Transcript of October 1, 2008 Investor Call.
[signature on following page]

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANOVER CAPITAL MORTGAGE HOLDINGS, INC.
Date: October 6, 2008	By:	/s/ Suzette N. Berrios
Suzette N. Berrios
Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION
Exhibit 99.1	Transcript of October 1, 2008 Investor Call